Exhibit 10.4

This Agreement (as defined below) and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Subordination Agreement”) dated as of SEPtember 30, 2025, among ORION ENERGY SYSTEMS, INC., a Wisconsin corporation, the other Loan Parties (as defined in the Subordination Agreement) party thereto, FINAL FRONTIER, LLC, A MASSACHUSETTS limited LIABILITY COMPANY, as subordinated creditor, and BANK OF AMERICA, N.A., as senior creidtor, to the indebtedness (including interest) owed by the Loan Parties pursuant to certain Senior Debt Documents (as defined in the Subordination Agreement), and to indebtedness refinancing the indebtedness under such agreements as contemplated by the Subordination Agreement; and each party to this agreement, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of September 30, 2025, is made by each of Orion Energy Systems, Inc., a Wisconsin corporation (the “Borrower”), Great Lakes Energy Technologies, LLC, a Wisconsin limited liability company (“Great Lakes”), Clean Energy Solutions, LLC, a Wisconsin limited liability company (“Clean Energy”), Orion Asset Management, LLC, a Wisconsin limited liability company (“Asset Management”), Orion Technologies Ventures, LLC, a Wisconsin limited liability company (“Orion Technology”), Voltrek, LLC, a Massachusetts limited liability company (“Voltrek”, and together with the Borrower, Great Lakes, Clean Energy, Asset Management and Orion Technology, the “Debtors”, each being a “Debtor”), in favor of Final Frontier, LLC, a Massachusetts limited liability company (the “Secured Party”).

RECITALS:

WHEREAS, pursuant to that certain Senior Subordinated Loan Agreement, dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”), by and among the Borrower, the other Loan Parties, as guarantors, and the Secured Party, the Secured Party made a loan to the Borrower that is evidenced by that certain Senior Subordinated Note, dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the “Note”), made by the Borrower to the order of the Secured Party;

WHEREAS, as a condition to entering into the Loan Agreement and the Note, the Secured Party has required the execution and delivery of this Agreement by the Debtors.

NOW THEREFORE, in consideration of the mutual covenants contained in the Note and herein, the parties hereby agree as follows:

1.
Definitions. All terms defined in the recitals hereto that are not otherwise defined herein shall have the meanings given them in the Loan Agreement. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. In addition, the following terms have the meanings set forth below or in the referenced Section of this Agreement:

“Collateral” means all of each Debtor’s now owned or hereafter acquired right, title and interest in and to all property, wherever located, including (a) all Accounts, chattel paper and electronic chattel paper, General Intangibles, documents, instruments, securities, deposit accounts, certificates of deposit and the Pledged Equity Interests; (b) all Inventory and goods; (c) all letter-of-credit rights, and letters of credit; (d) all Equipment and fixtures and, in the case of all goods, all accessions, all accessories, attachments, parts, Equipment and repairs now or subsequently attached or affixed to or used in connection with any goods and all warehouse receipts, bills of lading and other documents of title that cover such goods now or in the future; (e) all books and records relating to all of the foregoing property and interests in property, including all computer programs, printed output and computer readable data in the possession or control of such Debtor, any computer service bureau or other third party; (f) all Investment Property; (g) all real property identified in any mortgage, deed, deed of trust or other security or encumbrance instrument executed by or for the benefit of such Debtor in favor of or for the benefit of the Secured Party; (h) all money or other assets of such Debtor that come into the possession, custody, or control of the Secured Party now or in the future; (i) all additions to, substitutions and replacements for, any of the foregoing; and (j) all products and Proceeds of the foregoing.

“Pledged Equity Interests” means, with respect to each Debtor (other than the Borrower), all of the Borrower’s interest in the limited liability company interests issued by such Debtor and all related rights to manage such Debtor, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests issued by such Debtor to the Borrower.

“Security Interest” has the meaning given in Section 2.

2.
Security Interest.
(a)
Each Debtor hereby pledges, assigns and grants to the Secured Party a Lien and security interest (the “Security Interest”) in the Collateral, subject only to Permitted Liens, as security for the payment and performance of all Obligations; provided, that, the Security Interest shall at no time secure Obligations in excess of the lesser of (i) $10,000,000 and (ii) the amount of the Loan (including after giving effect to any adjustment pursuant to Section 2(b) and 2(d) of the Loan Agreement).
(b)
Anything herein to the contrary notwithstanding, (i) each Debtor shall remain liable with respect to and under all Collateral, (ii) the exercise by the Secured Party of any of the rights hereunder shall not release any Debtor from any of its duties or obligations with respect to or under any Collateral or under this Agreement, and (iii) the Secured Party shall not have any obligation or liability with respect to or under any Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned or in which a security interest is granted hereunder.
3.
Representations, Warranties and Agreements. Each Debtor hereby represents, warrants and agrees as follows:
(a)
Existence; Authorization; Execution; Delivery. (i) It is a corporation (solely with respect to the Borrower) or limited liability company (solely with respect to each Debtor other than the Borrower), duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the power and authority to make and deliver this Agreement; (ii) the execution, delivery and performance of this Agreement by each Debtor have been duly authorized by all necessary corporate (solely with respect to the Borrower) or limited liability company (solely with respect to each Debtor other than the Borrower) action and do not and will not violate the provisions of, or constitute a default under, any presently Applicable Law or its constituent documents or any material agreement presently binding on it; and (iii) this Agreement has been duly executed and delivered by each Debtor and constitutes a valid and legally binding obligation of each Debtor, enforceable against each Debtor in accordance with its terms, except to the extent enforceability hereof may be limited under applicable bankruptcy, moratorium, insolvency or similar laws and by equitable principles relating to enforceability, good faith and fair dealing.
(b)
Title. It (i) has absolute title to each item of its Collateral in existence on the date hereof, free and clear of all Liens except the Permitted Liens; (ii) will have, at the time such Debtor acquires any rights in Collateral hereafter arising, absolute title to each such item of Collateral free and clear of all Liens except Permitted Liens; (iii) will keep all Collateral free and clear of all Liens except Permitted Liens; and (iv) will defend the Collateral against all claims or demands of all Persons other than the Secured Party and the holders of Permitted Liens. Except for the Senior Loan Agreement and the Subordination Agreement, there is no document or agreement governing any Pledged Equity Interest which would limit or restrict the grant of a Security Interest in the Pledged Equity Interests, the perfection of such Security Interest, the exercise of remedies in respect of such Security Interest on the Pledged Equity Interests as contemplated by this Agreement, the admission of any transferee of the Pledged Equity Interests as a member of any Debtor (other than the Borrower), or the exercise by such transferee of all voting and management rights as to any Debtor (other than the Borrower).
(c)
General. This Agreement and the grant of the Security Interest pursuant to this Agreement create a valid security interest in the Collateral in favor of the Secured Party, securing the payment and performance of the Obligations, and such security interest will be perfected upon the filing of UCC-1 financing statements for such Debtor, in the form delivered by such Debtor to the Secured Party on or prior to the date of this Agreement and in the appropriate filing offices for the jurisdictions in which each Debtor is organized to the extent such security interests can be perfected by the filing of UCC-1 financing statements for such Debtor.
(d)
Approvals, Consents, Etc. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Person is necessary or required (i) for the pledge by such Debtor of the Collateral pledged by it hereunder, for the grant by such Debtor of the security interest granted hereby, or for the execution, delivery, or performance of this Agreement by such Debtor, (ii) for the perfection or maintenance of the pledge, assignment, and security interest created hereby (including the second priority nature of such pledge, assignment, and security interest, subject to Permitted Liens) or (iii) for the enforcement of remedies by the Secured Party, in each case other than (A) filings required by the UCC, and (B) such approvals, consents, exemptions, authorizations, actions, notices or filings that have been duly obtained, taken or made and are in full force and effect.
(e)
Changes in Name, Organizational Documents, Location. It will not (i) change its organizational documents in a manner adverse to the Secured Party without the prior written consent of the Secured Party or sell substantially all of its assets or dissolve any Debtor, except in each case, as permitted by the Loan Agreement; (ii) change its name or jurisdiction of organization without prompt written notice to Secured Party such that the Secured Party can take such steps (with the cooperation of such Debtor to the extent necessary or advisable) as are necessary or advisable to properly maintain the validity and perfection of the Secured Party’s security interest in the Collateral; and (iii) change its chief executive office address (with respect to the Borrower) or its principal place of business (with respect to each Debtor other than the Borrower) without prior written notice to the Secured Party. As of the date hereof, (y) the chief executive office address of each Debtor (other than Voltrek) is 2210 Woodland Drive, Manitowoc, Wisconsin 54220 and its jurisdiction of organization is Wisconsin and (z) the principal place of business of Voltrek is 280 Merrimack Street, Suite 554, Lawrence, Massachusetts 01843 and its jurisdiction of organization is Massachusetts.
(f)
Miscellaneous Covenants.
(i)
Each Debtor will keep accurate and complete records in all material respects pertaining to the Collateral and pertaining to such Debtor’s business and financial condition;
(ii)
Each Debtor will from time to time authorize or execute such financing statements and continuation statements as the Secured Party may reasonably require in order to perfect the Security Interest.
(iii)
Each Debtor will authorize, execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which the Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and the Secured Party’s rights under this Agreement.
(iv)
In addition to such other information as shall be specifically provided for herein, each Debtor shall furnish to the Secured Party such other information (including copies of documents) with respect to such Debtor and the Collateral as the Secured Party may reasonably request.
(v)
All representations and warranties made hereunder shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Secured Party, regardless of any investigation made by the

Secured Party or on its behalf and notwithstanding that the Secured Party may have had notice or knowledge of any inaccuracy at any time.
4.
Remedies.
(a)
If an Event of Default exists, in addition to all other remedies available to it under Applicable Law, each Debtor agrees that Secured Party may exercise the remedies described in the Loan Agreement.
(b)
In addition, because of the Securities Act of 1933, as amended (the “Securities Act”), and other Applicable Laws, including without limitation state “blue sky” laws, or contractual restrictions or agreements, there may be legal restrictions or limitations affecting the Secured Party in any attempts to dispose of the Pledged Equity Interests and the Secured Party’s enforcement of its rights under this Agreement with respect thereto. For these reasons, the Secured Party is authorized by each Debtor, but not obligated, if any Event of Default exists, to sell or otherwise dispose of any of the Pledged Equity Interests at private sale, subject to an investment letter, or in any other manner which will not require the Pledged Equity Interests, or any part thereof, to be registered in accordance with the Securities Act or any other Applicable Law. Each Debtor understands that the Secured Party may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Equity Interests than would otherwise be obtainable if the same were registered and/or sold in the open market.
(c)
Each Debtor agrees that if an Event of Default exists and the Secured Party sells the Collateral or any portion thereof at any private sale or sales, the Secured Party shall have the right to rely upon the advice and opinion of appraisers and other Persons, which appraisers and other Persons are acceptable to the Secured Party, as to the best price reasonably obtainable upon such a private sale thereof.
5.
Assignment. None of the parties hereto shall have the right to assign any of their respective rights hereunder without the prior written consent of the other parties.
6.
Notices. All notices required to be given to any party under this Agreement shall be deemed given when given in accordance with the terms of the Loan Agreement.
7.
Miscellaneous. Each party hereto agrees that: (a) if any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement; (b) this Agreement, together with the other Loan Documents, the Purchase Agreement, the Term Sheet and the other documents referenced therein, constitute the sole and entire agreements of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous understandings and agreements, both written and oral; (c) this Agreement shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns; (d) this Agreement is irrevocable and may only be amended, modified or supplemented by an agreement in writing signed by each party hereto; (e) all matters arising out of or relating to this Agreement and the other Loan Documents shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice of law provision or rule (whether of the

State of Delaware or any other jurisdiction); (f) any legal suit, action, proceeding or dispute arising out of or related to this Agreement shall be resolved in accordance with Article VIII and Section 9.07 of the Purchase Agreement; (g) this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed to be one and the same agreement; (h) the headings and titles of the sections and subsections hereof are for convenience only and shall not be deemed to limit or in any way affect the scope, meaning or intent of this Agreement or any portion hereof; and (i) a signed copy of this Agreement delivered by email, DocuSign or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, as of the date first above written.

ORION ENERGY SYSTEMS, INC., as a Debtor

By: /s/ Per Brodin
Name: Per Brodin

Title: Chief Financial Officer

GREAT LAKES ENERGY TECHNOLOGIES, LLC, as Debtor

By: /s/ Per Brodin

Name: Per Brodin

Title: Chief Financial Officer

CLEAN ENERGY SOLUTIONS, LLC, as Debtor

By: /s/ Per Brodin

Name: Per Brodin

Title: Chief Financial Officer

ORION ASSET MANAGEMENT, LLC, as Debtor

By: /s/ Per Brodin

Name: Per Brodin

Title: Chief Financial Officer

ORION TECHNOLOGY VENTURES, LLC, as Debtor

By: /s/ Per Brodin

Name: Per Brodin

Title: Chief Financial Officer

VOLTREK, LLC, as Debtor

By: /s/ Per Brodin

Name: Per Brodin

Title: Treasurer and Secretary

Signature Page to
Security Agreement

FINAL FRONTIER, LLC, as Secured Party

By: /s/ Kathleen M. Connors
Name: Kathleen M. Connors

Title: Manager

Signature Page to
Security Agreement